                                                          EXHIBIT 10.13


                           PHOTOELECTRON CORPORATION

                         REGISTRATION RIGHTS AGREEMENT
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     To each of the Purchasers of the Series C Convertible Preferred Stock,
$.0l par value (the "Series C Preferred Stock"), of Photoelectron Corporation, a Massachusetts corporation (the "Company"), listed on Schedule I hereto.

Dear Sir or Madam:

     This will confirm that in consideration of your agreement dated Dec. 22,
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1995 to purchase such number of shares (the "Preferred Shares") of the Series C Preferred Stock listed on Schedule I hereto, pursuant to the respective Subscription Agreements between each of you and the Company for the purchase of shares of the Series C Preferred Stock (collectively the "Purchase Agreement"), and as an inducement to each of you to enter into the Purchase Agreement, the Company covenants and agrees with each of you as follows:

           1.   Certain Definitions.  As used in this Agreement, the following
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    terms shall have the following respective meanings:

           "Commission" shall mean the Securities and Exchange Commission, or
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    any other federal agency at the time administering the Securities Act.

           "Common Stock" shall mean the Common Stock, $.01 par value per share,
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    of the Company, as constituted as of the date of this Agreement.

           "Conversion Shares" shall mean shares of Common Stock issued upon
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    conversion of the Preferred Shares.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as
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     amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Registration Expenses" shall mean the expenses so described in
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     Section 6.

           "Restricted Stock" shall mean the Conversion Shares, excluding
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     Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or
     (b) publicly sold pursuant to Rule 144 under the Securities Act.

           "Securities Act" shall mean the Securities Act of 1933, as amended,
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     or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Selling Expenses" shall mean the expenses so described in Section 6.
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           2.   Restrictive Legend.  Each certificate representing Preferred
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Shares or Conversion Shares shall, except as otherwise provided in this
Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if, in the opinion of counsel to the Company, the securities being sold thereby may be publicly sold without registration under the Securities Act.

           3.   Notice of Proposed Transfer.  Prior to any proposed transfer of
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any Preferred Shares or Conversion Shares (other than under the circumstances described in Section 5), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, (a) that no such
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opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation) and
(b) nothing in this Agreement shall supersede the restrictions on transfer and other limitations set forth in the Subscription Agreement dated as of this date between the Company and each of you. Each certificate for any Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if
(i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or
(ii) the opinion of counsel to the Company is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section. The provisions of this Section 3 shall terminate upon the effective date of an initial public offering of shares of the Common Stock.

           4.   Incidental Registration.  If the Company at any time proposes to
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register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any other form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its reasonable efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 4 shall be, in whole or part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such all or a portion of such Restricted Stock would adversely affect the marketing of the securities to be sold therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the holders of Restricted Stock.

           5.   Registration Procedures.  If and whenever the Company is
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required by the provisions of Section 4 to use its reasonable efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as soon as reasonably possible:

           (a) prepare and file with the Commission a registration statement with respect to such securities and use reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers intended method of disposition set forth in such registration statement for such period;

           (c) furnish to each seller of Restricted Stock such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

           (d) use reasonable efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

           (e) use reasonable efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed; and

           (f) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

           In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

           6.   Expenses.  All expenses incurred by the Company in complying
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with Sections 4 and 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

           The Company will pay all Registration Expenses in connection with each registration statement filed in compliance with Sections 4 and 5. All Selling Expenses in connection with any registration under this Agreement shall be borne by the participating sellers in proportion to the number of shares sold by each.

           7.   Indemnification and Contribution.  (a) In the event of a
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registration of any of the Restricted Stock under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

           (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to this Agreement, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering, price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

           (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

           (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal to the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this
Section 7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be ruled to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section

11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

           8.   Changes in Common Stock or Preferred Stock. If, and as often as,
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there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

           9.   Rule 144 Reporting. With a view to making available the benefits
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of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

           (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

           (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

           (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

           10.  Miscellaneous.
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           (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if (i) there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued pursuant to the Purchase Agreement to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or affiliate of a party hereto.

           (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

           if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement;

           if to any subsequent holder of Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

           (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to conflicts of law principles.

           (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Stock.

           (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           (f) The obligations of the Company to register shares of Restricted Stock under this Agreement shall terminate on the later to occur of (i) the eighth anniversary of the date of this Agreement, or (ii) the second anniversary of the effective date of the Company's initial public offering.

           (g) If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 10(g).

           (h) Notwithstanding the provisions of this Agreement, the Company's obligation to file a registration statement, or to cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

           (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

           (j) Each of you hereby authorizes the Company to complete Schedule I after your execution hereof to reflect the purchasers and number of Preferred Shares purchased by each such purchaser pursuant to the Purchase Agreement, and further authorizes the Company to admit additional purchasers of shares of Preferred Stock from time to time as parties to this Agreement and to amend
Schedule I to reflect such additions.

           Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.


                                    Very truly yours,

                                    Photoelectron Corporation

                                    By: /s/ Peter M. Nomikos
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                                    Title: President & CEO
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                                           Dec. 16, 1995

AGREED TO AND ACCEPTED as of
the date first above written.

Purchasers named in Schedule I
to the Purchase Agreement:

By:[Signature Appears Here]
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Title: President, Toshiba Medical Co.
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       Dec. 22, 1995

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                                  SCHEDULE I
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                               [To be completed]